Securities and Exchange Commission

                             Washington, D.C. 20549

                                    Form 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported): April 30, 1999





                  COURTYARD BY MARRIOTT LIMITED PARTNERSHIP
             (Exact name of registrant as specified in its charter)



           Delaware                       0-15736               52-1468081
-------------------------------     -------------------    --------------------
(State or other jurisdiction of       (Commission File       (I.R.S.Employer
incorporation or organization)             Number)          Identification No.)



    10400 Fernwood Road, Bethesda, MD                     20817-1109
---------------------------------------              ---------------------
(Address of principal executive office)                   (Zip Code)


      Registrant's telephone number, including area code: 301-380-2070













=============================================================================

ITEM 5.       OTHER EVENTS

On April 30, 1999, the General Partner sent to the Limited Partners of the Partnership a letter that accompanied the Partnership's Annual Report on Form 10-K. Such letters are being filed as exhibits to this Current Report on Form 8-K.


ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

              (c)     Exhibits

              99.4    Letter  from  the  General  Partner  to  the  Limited
                      Partners of the Partnership that accompanied the Partnership's Annual Report on Form 10-K for the Year Ended December 31, 1998.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                            COURTYARD BY MARRIOTT
                            LIMITED PARTNERSHIP

                            By:    CBM ONE LLC
                                   General Partner



April 30, 1998                  By:      /s/ Earla L. Stowe
                                         ------------------
                                         Name:    Earla L. Stowe
                                         Title:   Vice President and Chief
                                                  Accounting Officer

                              EXHIBIT INDEX


  Exhibit No.:                           Description:
  99.4                                   Letter from the General Partner to the
                                         Limited Partners of the Partnership
                                         that accompanied the Partnership's
                                         Annual Report on Form 10-K  for  the
                                         Year Ended December 31, 1998.